SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ PreliminaryProxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Dynex Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐    Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Dynex Capital, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

To Be Held on Wednesday, May 11, 2011

The Proxy Statement, 2010 Annual Report to Shareholders and other proxy materials are available at: http://www.proxyvoting.com/dx

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or email copy of these documents,

you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 29, 2011 to facilitate timely delivery.

TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, you have the option to choose whether your request applies for this meeting only or all future meetings.

Telephone: 1-888-313-0164

(outside of the U.S and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email and state whether your request applies for this meeting only or all future meetings)

Internet: http://www.proxyvoting.com/dx

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE.

This is not a proxy card. You cannot use this notice to vote your shares. If you wish to cast your vote on a traditional proxy card, you must request that a paper copy of the proxy materials be mailed to you.

Dear Dynex Capital, Inc. Shareholder:

The 2011 Annual Meeting of Shareholders of Dynex Capital, Inc. (the “Company”) will be held at The Stanford Court Renaissance Hotel,

905 California Street, San Francisco, California 94108, on Wednesday, May 11, 2011, at 9:00 a.m. (local time) to consider and act upon the following matters:

1. to elect five (5) directors of the Company (Thomas B. Akin, Michael R. Hughes, Barry Igdaloff, Daniel K. Osborne, and

James C. Wheat, III), to hold office until the next annual meeting and until their successors are elected and duly qualified;

2. to approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement;

3. to recommend, in an advisory and non-binding vote, whether an advisory shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two, or three years;

4. to ratify the selection of BDO USA, LLP, independent certified public accountants, as auditors for the Company for the

2011 fiscal year; and

5. to transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends that you vote FOR the election of each of the nominees for director, FOR the approval of the compensation of the Company’s named executive officers, for the option of every TWO YEARS as the frequency of future advisory votes on executive compensation, and FOR the ratification of the selection of the independent certified public accountants for the 2011 fiscal year.

The Board of Directors has fixed the close of business on March 15, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN

YOU REQUEST A PAPER OR EMAIL COPY OF THE PROXY

MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

96300

Shareholders of Record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Directions to attend the Annual Meeting, where you may vote in person, can be found on our website,

www.dynexcapital.com under Investor Relations, or may be obtained by calling Investor Relations at (804) 217-5897.

Meeting Location:

The Stanford Court Renaissance Hotel

905 California Street

San Francisco, California 94108

The following proxy materials are available for you to review online:

• the Company’s 2011 Proxy Statement (including all attachments thereto);

• the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and

• any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper or email copy of the proxy materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email and state whether your request applies for this meeting only or for all future meetings)

Internet: http://www.proxyvoting.com/dx

The proxy materials for Dynex Capital, Inc. are available to review at:

http://www.proxyvoting.com/dx

Have this notice available when you request a PAPER or EMAIL copy of the proxy materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

96300